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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2008

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ATMI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

7 Commerce Drive Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

Registrant’s telephone number, including area code: (203) 794-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

               (17 CFR 240.14d-2 (b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

               (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition.

On April 23, 2008, the registrant issued a press release announcing its financial results for the first quarter of 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 23, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, INC.

Date: April 23, 2008	By:	/s/ Timothy C. Carlson
Timothy C. Carlson
Title: Executive Vice President, Chief Financial Officer and Treasurer

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